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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): October 7, 1998


                            Mecklermedia Corporation
--------------------------------------------------------------------------------
             (Exact Name of Registrant as specified in its Charter)



         Delaware                      0-23364                  06-1385519
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(State or other jurisdiction      (Commission File No.)      (I.R.S. Employer
       of corporation)                                      Identification No.)



20 Ketchum Street
Westport, Connecticut                                              06880
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(Address of Principal                                           (Zip Code)
  Executive Offices)


Registrant's telephone number, including area code:       (203) 226-6967
                                                     ----------------------



                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 5.  Other Events.

                  On October 7, 1998, Mecklermedia Corporation, a Delaware corporation (the "Company") issued a press release relating to the execution of the Agreement and Plan of Merger, dated as of October 7, 1998, by and among the Company, Penton Media, Inc., a Delaware corporation ("Penton"), Internet World Media, Inc., a Delaware corporation and wholly-owned subsidiary of Penton ("IWM") and Alan M. Meckler ("Meckler") and the execution of the Tender, Voting and Option Agreement, dated as of October 7, 1998, by and among the Company, Penton, IWM and Meckler.

                  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



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                  Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business acquired:  None
         (b)      Pro Forma Financial Information:  None
         (c)      Exhibits:
                  Exhibit 99.1  Press Release





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act, of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.





Date:  October 9, 1998                    By:   /s/ Christopher J. Baudouin
                                                -------------------
                                                Christopher J. Baudouin
                                                Chief Financial Officer


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                                 EXHIBIT INDEX
                                 -------------


Exhibit No.                             Document
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99.1                                    Press Release